SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                           FOR REGISTRATION OF CERTAIN
                              CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(B) OR (G)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                              THIRD CENTURY BANCORP


               (Exact name of registrant as specified in charter)


             INDIANA                               20-0857725

     (State of incorporation                    (I.R.S. Employer
         or organization)                     Identification Number)


                            80 East Jefferson Street
                             Franklin, Indiana 46131

          (Address of principal executive offices, including zip code)


                                    Copy to:
                             CLAUDIA V. SWHIER, ESQ.
                             Barnes & Thornburg LLP
                            11 South Meridian Street
                           Indianapolis, Indiana 46204


Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-113691

Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, WITHOUT PAR VALUE

                                (Title of class)









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



                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The description of the Registrant's Common Stock, without par value (the "Common Stock"), is incorporated herein by reference to the sections entitled "Restrictions on Acquisition of Third Century Bancorp" and "Description of Capital Stock" on pages 97-104 of the prospectus filed with the Securities and Exchange Commission on May 19, 2004, pursuant to Rule 424(b)(3) of the Securities Act of 1933.



Item 2.  Exhibits.
         --------

     The exhibits filed herewith or incorporated by reference herein are listed on the Exhibit Index at page 3 of this Form 8-A.




                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be filed on its behalf by the undersigned, thereto duly authorized.


                                        THIRD CENTURY BANCORP


                                        By: /s/ Robert D. Heuchan
                                            ------------------------------------
                                            Robert D. Heuchan, President and
                                            Chief Executive Officer

Dated:  June 28, 2004










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



                                  EXHIBIT LIST


I. Exhibits filed with the Commission.


   Number Assigned
     in Form 8-A                   Description of Exhibit
   ---------------                 ----------------------

         1(a) The Articles of Incorporation of Third Century Bancorp are incorporated herein by reference to Exhibit 3(1) to the Registration Statement on Form SB-2 (Registration No. 333-113691).

         1(b) The Code of By-Laws of Third Century Bancorp is incorporated by reference to Exhibit 3(2) to the Registration Statement on Form SB-2 (Registration No. 333-113691).

















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